Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) made and effective as of April 19, 2023, is executed by and between EZFILL HOLDINGS, INC., a Delaware corporation, with headquarters located at 2999 NE 191st Street, Suite 500, Aventura, FL 33180 (the “Company”), and AJB CAPITAL INVESTMENTS, LLC, a Delaware limited liability company (the “Secured Party”).

WHEREAS, pursuant to a Securities Purchase Agreement dated as of the date hereof, between the Company and the Secured Party (the “Purchase Agreement”), the Company has agreed to issue to the Secured Party and the Secured Party has agreed to purchase from Company a 10% Promissory Note (the “Note”), as more specifically set forth in the Purchase Agreement; and

WHEREAS, in order to induce the Secured Party to purchase the Note, the Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to Secured Party an unconditional and continuing, security interest in all of the assets and property of the Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Note, and the Purchase Agreement and the other document executed in connection with the Purchase Agreement (the “Transaction Documents”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1. Recitals. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.

2. Construction and Definition of Terms. In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof’ and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Section” or “Subsection” refer to the respective Sections and Subsections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules attached hereto; (iii) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.” All capitalized terms used in this Agreement that are defined in the Purchase Agreement or otherwise defined in Articles 8 or 9 of the Code shall have the meanings assigned to them in the Purchase Agreement or the Code, respectively and as applicable, unless the context of this Agreement requires otherwise. In addition to the capitalized terms defined in the Code and the Purchase Agreement, unless the context otherwise requires, when used herein, the following capitalized terms shall have the following meanings (provided that if a capitalized term used herein is defined in the Purchase Agreement and separately defined in this Agreement, the meaning of such term as defined in this Agreement shall control for purposes of this Agreement):

(a) “Agreement” means this Security Agreement and all amendments, modifications and supplements hereto.

(b) “Bankruptcy Code” means the United States Bankruptcy Code, as amended from time to time, or any other similar laws, codes, rules or regulations relating to bankruptcy, insolvency or the protection of creditors.

(c) “Business Premises” shall mean (i) the Company’s offices located at 2999 NE 191st Street, Suite 500, Aventura, FL 33180, (ii) various locations maintained from time to time, and (iii) in the cloud.

(d) “Closing” shall mean the date on which this Agreement is fully executed by both parties.

(e) “Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of Delaware, provided that terms used herein which are defined in the Code as in effect in the State of Delaware on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute, except as the Secured Party may otherwise agree.

(f) “Collateral” shall mean any and all property of the Company, of any kind or description, tangible or intangible, real, personal or mixed, wheresoever located and whether now existing or hereafter arising or acquired, including the following: (i) all property of, or for the account of, the Company now or hereafter coming into the possession, control or custody of, or in transit to, Secured Party or any agent or bailee for Secured Party or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Obligations (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all cash, earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; (ii) the following additional property of the Company, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions, betterments and replacements therefor, products and Proceeds therefrom, and all of the Company’s books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of the Company’s right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, including all: (A) Accounts, and all goods whose sale, lease or other disposition by the Company have given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Company, or rejected or refused by an Account debtor; (B) As-extracted Collateral; (C) Chattel Paper (whether tangible or electronic); (D) Commodity Accounts; (E) Commodity Contracts; (F) Deposit Accounts, including all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Secured Party or any affiliate, representative, agent, designee or correspondent of the Secured Party; (G) Documents; (H) Equipment; (I) Farm Products; (J) Fixtures; (K) General Intangibles (including all Payment Intangibles); (L) Goods, and all accessions thereto and goods with which the Goods are commingled; (M) Health-Care Insurance Receivables; (N) Instruments; (O) Inventory, including raw materials, work-in-process and finished goods; (P) Investment Property; (Q) Letter-of-Credit Rights; (R) Promissory Notes; (S) Software; (T) all Supporting Obligations; (U) all commercial tort claims hereafter arising; (V) all other tangible and intangible personal property of the Company (whether or not subject to the Code), including, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Company described within the definition of Collateral (including, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Company in respect of any of the items listed within the definition of Collateral), and all books, correspondence, files and other Records, including, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of the Company or any other Person from time to time acting for the Company, in each case, to the extent of the Company’s rights therein, that at any time evidence or contain information relating to any of the property described or listed within the definition of Collateral or which are otherwise necessary or helpful in the collection or realization thereof; (W) all real property interests of the Company and the interest of the Company in fixtures related to such real property interests; and (X) Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any or all of the foregoing, in each case howsoever the Company’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

(g) “Event of Default” has the meaning set forth in the Note.

(h) “Obligations” means all obligations and liabilities (monetary (including post-petition interest, allowed or not) or otherwise) of the Company under this Agreement, the Purchase Agreement, the Note and any other Transaction Document which are owed to Secured Party, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

(i) “Uncured Continuing Event of Default” means the occurrence of an Event of Default that has not been cured by the Company on or before the expiration of the applicable cure period or has not otherwise been waived or consented to by the Secured Party.

3. Security.

(a) Grant of Security Interest. As security for the full payment and performance of all of the Obligations, whether or not any instrument or agreement relating to any Obligation specifically refers to this Agreement or the security interest created hereunder, the Company hereby assigns, pledges and grants to Secured Party an unconditional, continuing security interest in all of the Collateral. Secured Party’s security interest shall continually exist until all Obligations have been indefeasibly satisfied and/or paid in full.

(b) Representations, Warranties, Covenants and Agreement of the Company. The Company covenants, warrants and represents, for the benefit of the Secured Party, as follows:

(i) The Company has the requisite power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(ii) The Company represents and warrants that it has no place of business or offices where their respective books of account and records are kept or places where Collateral is stored or located, except for the Business Premises.

(iii) The Company is the sole owner of the Collateral (except for non-exclusive licenses granted by the Company in the Company’s Ordinary Course of Business), free and clear of any and all Encumbrances. The Company is fully authorized to grant the security interests in and to pledge the Collateral to Secured Party. Except as set forth on Schedule 3(b)(iii), there is not on file in any agency, land records or other office of any Governmental Authority, an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral.

(iv) To the Company’s knowledge, no part of the Collateral has been judged invalid or unenforceable. No Claim, Proceeding or other notice or other similar item has been received by the Company that any Collateral or, to the Company’s knowledge, the Company’s use of any Collateral violates the rights of any Person. To the Company’s knowledge, there has been no adverse decision or claim to the Company’s ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company’s right to keep and maintain such Collateral in full force and effect, and there is no Claim or Proceeding of any nature involving said rights pending or, to the best knowledge of the Company, threatened, before any Governmental Authority.

(v) The Company shall at all times maintain their books of account and records relating to their Collateral and maintain their Collateral at the Business Premises, and the Company shall not relocate such books of account and records or its Collateral, except and unless: (A) Secured Party first approves of such relocation, which approval shall not be unreasonably withheld, conditioned or delayed; or (B) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to create in favor of the Secured Party valid, perfected and continuing liens in the Collateral.

(vi) To the Company’s knowledge, upon making proper filings (by Secured Party) described in the immediately following sentence or by possession or control of such Collateral by Secured Party or delivery of such Collateral to Secured Party, this Agreement creates, in favor of the Secured Party, a valid, perfected security interest in the Collateral. To the Company’s knowledge, except for the filing of financing statements on Form UCC-1 under the Code, no authorization or approval of, or filing with, or notice to any Governmental Authority is required either: (A) for the grant by the Company of, or the effectiveness of, the security interest granted hereby or for the execution, delivery and performance of this Agreement by the Company; or (B) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

(vii) Simultaneous with the execution of this Agreement, the Company hereby authorizes the Secured Party to file one or more UCC financing statements, and any continuations, amendments, or assignments thereof with respect to the security interests on the Collateral granted hereby, with the State of Delaware and in such other jurisdictions as may be requested or desired by the Secured Party.

(viii) The execution, delivery and performance of this Agreement, and the granting of the security interests contemplated hereby, will not: (A) constitute a violation of, or conflict with the organizational or governing documents of the Company; (B) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Contract or agreement to which Company is a party or by which any of the Collateral may be bound; (C) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any Judgment of any Governmental Authority; (D) to the Company’s knowledge, constitute a violation of, or conflict with, any Law; or (E) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Company Permits granted or issued to, or otherwise held by or for the use of, the Company or any of the Collateral. No Consent (including from stockholders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

(ix) The Company shall at all times maintain the liens and security interests provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the security interests hereunder shall terminate pursuant to Section 7(o) below. The Company shall at all times safeguard and protect all Collateral, at its own expense, for the account of the Secured Party. At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time, or from time to time, one or more financing statements pursuant to the Code (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the security interests granted hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the security interests hereunder.

(x) The Company will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party, which consent may be withheld in the Secured Party’s sole and absolute discretion, except for transfers, sales or licenses made in the Company Ordinary Course of Business.

(xi) The Company shall keep, maintain and preserve all of the Collateral in good condition, repair and order, normal wear and tear excepted, and the Company will use, operate and maintain the Collateral in material compliance with all Laws, and in material compliance with all applicable insurance requirements and regulations.

(xii) The Company shall, within five (5) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial or material change in the Collateral, and of the occurrence of any event which would have a Material Adverse Effect.

(xiii) The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

(xiv) The Company will take all commercially reasonable steps necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(xv) The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any Claim, Proceeding, or any other litigation, attachment, garnishment, execution or other legal process levied against any Collateral, and of any other information received by the Company that may materially affect the value of the Collateral, the security interests granted hereunder or the rights and remedies of the Secured Party hereunder.

(xvi) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Collateral, to the Company’s knowledge, is accurate and complete in all material respects as of the date furnished.

(xvii) Company will promptly pay when due all Taxes (unless contested in good faith) and all transportation, storage, warehousing and all other charges and fees affecting or arising out of or relating to the Collateral and shall defend the Collateral, at Company’s expense, against all claims of any Persons claiming any interest in the Collateral adverse to Company or Secured Party.

(xviii) During normal business hours and subject to prior reasonable notice from Secured Party to the Company (which notice may be e-mail or telephonic notice), Secured Party and its agents and designees may enter the Business Premises and any other premises of the Company and inspect the Collateral and all books and records of the Company (in whatever form) in manner that does not unreasonably interfere with the normal business operations of the Company, and the Company shall pay the reasonable costs of such inspections.

(xix) The Company shall maintain comprehensive insurance issued by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

(xx) The Company shall cooperate with Secured Party to obtain and keep in effect one or more control agreements in Deposit Accounts, Electronic Chattel Paper, Investment Property and Letter-of-Credit Rights Collateral. In addition, the Company, at the Company expense, shall promptly: (A) execute all notices of security interest for each relevant type of Software and other General Intangibles in forms suitable for filing with any United States or foreign office handling the registration or filing of patents, trademarks, copyrights and other intellectual property and any successor office or agency thereto; and (B) take all commercially reasonable steps in any Proceeding before any such office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of any Software, General Intangibles or any other intellectual property rights and assets that are part of the Collateral, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

(xxi) Company shall not file any amendments, correction statements or termination statements concerning the Collateral without the prior written consent of Secured Party, except as otherwise permitted by applicable Law.

(c) Collateral Collections. Upon and after the occurrence of an Uncured Continuing Event of Default , Secured Party shall have the right at any and all times to enforce the Company’s rights against all Persons obligated on any of the Collateral, including the right to: (i) notify and/or require the Company to notify any or all Persons obligated on any of the Collateral to make payments directly to Secured Party or in care of a post office lock box under the sole control of Secured Party established at Company’s expense, and to take any or all action with respect to Collateral as Secured Party shall determine in its sole discretion, including, the right to demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any Person liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring any liability or responsibility to the Company whatsoever; and/or (ii) require the Company to segregate and hold in trust for Secured Party and, on the day of Company receipt thereof, transmit to Secured Party in the exact form received by the Company (except for such assignments and endorsements as may be required by Secured Party), all cash, checks, drafts, money orders and other items of payment constituting any portion of the Collateral or proceeds of the Collateral. Secured Party’s collection and enforcement of Collateral against Persons obligated thereon shall be deemed to be commercially reasonable if Secured Party exercises the care and follows the procedures that Secured Party generally applies to the collection of obligations owed to Secured Party.

(d) Care of Collateral. Company shall have all risk of loss of the Collateral. Secured Party shall have no liability or duty, either before or after the occurrence of an Uncured Continuing Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against Persons with prior interests in the Collateral. If Secured Party actually receives any notices requiring action with respect to Collateral in Secured Party’s possession, Secured Party shall take reasonable steps to forward such notices to the Company. The Company is responsible for responding to notices concerning the Collateral, voting the Collateral, and exercising rights and options, calls and conversions of the Collateral. Secured Party’s sole responsibility is to take such action as is reasonably requested by Company in writing, however, Secured Party is not responsible to take any action that, in Secured Party’s sole judgment, would affect the value of the Collateral as security for the Obligations adversely. While Secured Party is not required to take certain actions, if action is needed, in Secured Party’s sole discretion, to preserve and maintain the Collateral, Company authorizes Secured Party to take such actions, but Secured Party is not obligated to do so.

4. Voting, Distributions and Receivables.

(a) The Secured Party agrees that unless there is an Uncured Continuing Event of Default, the Company may, to the extent the Company has such right as a holder of the Collateral consisting of securities, other equity interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, and from time to time, upon request from the Company, the Secured Party shall deliver to the Company suitable proxies so that the Company may cast such votes, consents, ratifications and waivers.

(b) The Secured Party agrees that the Company may, unless there is an Uncured Continuing Event of Default, receive and retain all cash dividends and other distributions with respect to the Collateral consisting of securities, other equity interests or indebtedness owed by any obligor.

5. Rights and Remedies.

(a) Rights and Remedies of Secured Party. Upon and after the occurrence of an Uncured Continuing Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Secured Party under the Purchase Agreement and any other Transaction Documents, the rights and remedies of a secured party under the Code, and all other rights and remedies available to Secured Party under applicable law or in equity, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

(i) Take absolute control of the Collateral including transferring into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof;

(ii) Require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a reasonable place or places to be designated by the Secured Party that is convenient to Secured Party;

(iii) Without notice, except as specified below, and without any obligation to prepare or process the Collateral for sale as provided for by the Code: (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable; and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Secured Party may deem commercially reasonable. The Company agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days’ notice to the Company of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned; provided Secured Party shall provide written notice to Company setting forth the time and place of such postponed or adjourned sale or disposition. The Company hereby waives any claims and actions against the Secured Party arising by reason of the fact that the price at which any of the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that the Company may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. The Company hereby acknowledges that: (X) any such sale of the Collateral by the Secured Party shall be made without warranty; (Y) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like; and (Z) such actions set forth in clauses (X) and (Y) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing: (1) upon written notice to the Company from the Secured Party after and during the continuance of an Uncured Continuing Event of Default, the Company shall cease any use of any intellectual property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Secured Party may, at any time and from time to time after and during the continuance of an Uncured Continuing Event of Default, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Company’s intellectual property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (3) the Secured Party may, at any time, pursuant to the authority granted under this Agreement (such authority being effective upon the occurrence and during the continuance of an Uncured Continuing Event of Default), execute and deliver on behalf of the Company, one or more instruments of assignment of any intellectual property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(iv) Operate, manage and control the Collateral (including use of the Collateral and any other property or assets of Company in order to continue or complete performance of Company’s obligations under any contracts of Company), or permit the Collateral or any portion thereof to remain idle or store the same, and collect all rents and revenues therefrom.

(v) Enforce the Company’s rights against any Persons obligated upon any of the Collateral.

(vi) The Company hereby acknowledges that if the Secured Party complies with any applicable foreign, state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(vii) The Secured Party shall not be required to marshal any present or future collateral security (including, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Company lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

(b) Power of Attorney. Effective upon the occurrence of an Uncured Continuing Event of Default, Company hereby designates and appoints Secured Party and its designees as attorney-in-fact of and for the Company, irrevocably and with full power of substitution, with authority to endorse the Company’s name on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party’s possession; to execute proofs of claim and loss; to adjust and compromise any claims under insurance policies; and to perform all other acts necessary and advisable, in Secured Party’s sole discretion, to carry out and enforce this Agreement and the rights and remedies conferred upon the Secured Party by this Agreement, the Purchase Agreement or any other Transaction Documents. All acts of said attorney or designee are hereby ratified and approved by the Company and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and is irrevocable so long as any of the Obligations remain unpaid or unperformed or there exists any commitment by Secured Party which could give rise to any Obligations. For the avoidance of doubt, this power of attorney shall automatically terminate upon cure of any Event of Default.

(c) Costs and Expenses. The Company agrees to pay to the Secured Party, upon demand, the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Secured Party and of any experts and agents, which the Secured Party may incur in connection with: (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (iv) the failure by the Company to perform or observe any of the provisions hereof. Included in the foregoing shall be the amount of all expenses paid or incurred by Secured Party in consulting with counsel concerning any of its rights hereunder, under the Purchase Agreement or under applicable law, as well as such portion of Secured Party’s overhead as Secured Party shall allocate to collection and enforcement of the Obligations in Secured Party’s sole but reasonable discretion. All such costs and expenses shall bear interest from the date of outlay until paid, at the highest rate set forth in the Note, or if none is so stated, the highest rate allowed by law. The provisions of this Subsection shall survive the termination of this Agreement and Secured Party’s security interest hereunder and the payment of all Obligations.

6. Security Interest Absolute. All rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of this Agreement, the Purchase Agreement, and any other Transaction Documents or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (ii) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the terms and provisions of the Purchase Agreement, any other Transaction Documents, or any other agreement entered into in connection with the foregoing; (iii) any exchange, release or non-perfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (iv) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (v) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the security interests granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, the running of the statute of limitations or bankruptcy. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the Bankruptcy Code or any other similar insolvency or bankruptcy laws of any jurisdiction , or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other Person or to apply any Collateral which the Secured Party may hold at any time, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

7. Miscellaneous.

(a) Performance for Company. The Company agrees and hereby authorizes that Secured Party may, upon the occurrence of an Uncured Continuing Event of Default, advance funds on behalf of the Company , without prior notice to the Company, in order to insure the Company’s compliance with any covenant, warranty , representation or agreement of the Company made in or pursuant to this Agreement, the Purchase Agreement, or any other Transaction Documents, to continue or complete, or cause to be continued or completed, performance of the Company’s obligations under any Contracts of the Company, or to preserve or protect any right or interest of Secured Party in the Collateral or under or pursuant to this Agreement, the Purchase Agreement or any other Transaction Documents, including, the payment of any insurance premiums or taxes and the satisfaction or discharge of any Claim, Obligation, Judgment or any other Encumbrance upon the Collateral or other property or assets of Company; provided, however, that the making of any such advance by Secured Party shall not constitute a waiver by Secured Party of any Uncured Continuing Event of Default with respect to which such advance is made, nor relieve the Company of any such Uncured Continuing Event of Default. The Company shall pay to Secured Party upon demand all such advances made by Secured Party with interest thereon at the highest rate set forth in the Note. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Secured Party hereunder.

(b) Applications of Payments and Collateral. Except as may be otherwise specifically provided in this Agreement or the Purchase Agreement, all Collateral and proceeds of Collateral coming into Secured Party’s possession and all payments made by any Person to Secured Party with respect to any Collateral may be applied by Secured Party (after payment of any amounts payable to the Secured Party pursuant to Section 5(c) hereof) to any of the Obligations, whether matured or unmatured, as Secured Party shall determine in its sole, but reasonable discretion. Any surplus held by the Secured Party and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct. Secured Party may defer the application of Noncash Proceeds of Collateral, to the Obligations until Cash Proceeds are actually received by Secured Party. In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, except as otherwise provided for in this Agreement, the Company shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Party to collect such deficiency.

(c) Waivers by Company. The Company hereby waives, to the extent the same may be waived under applicable law: (i) notice of acceptance of this Agreement; (ii) all rights of redemption of the Company with respect to the Collateral; (iii) presentment, demand for payment, protest and notice of non-payment and all exemptions applicable to any of the Collateral or the Company; (iv) settlement, compromise or release of the obligations of any Person primarily or secondarily liable upon any of the Obligations; (v) all rights of the Company to demand that Secured Party release account debtors or other Persons liable on any of the Collateral from further obligation to Secured Party; and (vi) substitution, impairment, exchange or release of any Collateral for any of the Obligations. The Company agrees that Secured Party may exercise any or all of its rights and/or remedies hereunder, under the Purchase Agreement, the other Transaction Documents and under applicable law without resorting to and without regard to any Collateral or sources of liability with respect to any of the Obligations. Upon termination of this Agreement and Secured Party’s security interest hereunder and payment of all Obligations, within five (5) Business Days following the Company’s request to Secured Party, Secured Party shall release control of any security interest in the Collateral perfected by control and Secured Party shall send Company a statement terminating any financing statement filed against the Collateral.

(d) Waivers by Secured Party. No failure or any delay on the part of Secured Party in exercising any right, power or remedy hereunder, under this Agreement, the Purchase Agreement, and other Transaction Documents or under applicable law, shall operate as a waiver thereof.

(e) Secured Party’s Setoff. Secured Party shall have the right, in addition to all other rights and remedies available to it, following an Uncured Continuing Event of Default, to set off against any Obligations due Secured Party, any debt owing to the Company by Secured Party.

(f) Modifications, Waivers and Consents. No modifications or waiver of any provision of this Agreement, the Purchase Agreement, or any other Transaction Documents, and no consent by Secured Party to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given, and any single or partial written waiver by Secured Party of any term, provision or right of Secured Party hereunder shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver of any other right, power or remedy. No notice to or demand upon the Company in any case shall entitle Company to any other or further notice or demand in the same, similar or other circumstances.

(g) Notices. Except as otherwise provided herein, the Company waives all notices and demands in connection with the enforcement of Secured Party’s rights hereunder. All notices, requests, demands and other communications provided for hereunder shall be made in accordance with the terms of the Purchase Agreement, and the Company agrees and acknowledges that notice to each of them may be sent and delivered to the Company, as required under the Purchase Agreement, and such notice to the Company shall be deemed valid and effective notice to Company hereunder.

(h) Applicable Law and Consent to Jurisdiction. The Company and the Secured Party each irrevocably agrees that any dispute arising under, relating to, or in connection with, directly or indirectly, this Agreement or related to any matter which is the subject of or incidental to this Agreement (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in the State of New York; provided, however, Secured Party may, at its sole option, elect to bring any action in any other jurisdiction. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with New York law. The Company and Secured Party each hereby consents to the exclusive jurisdiction and venue of any state or federal court having its situs in the State of New York, and each waives any objection based on forum non conveniens. The Company hereby waives personal service of any and all process and consent that all such service of process may be made in the manner provided by applicable statute, law, or rule of court. Except for the foregoing mandatory forum selection clause, this Agreement shall be construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of laws, except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed under the Code by the law of a jurisdiction other than the State of Nevada, in which case such issues shall be governed by the laws of the jurisdiction governing such issues under the Code.

(i) Survival: Successors and Assigns. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof, shall survive Closing and shall continue in full force and effect until all Obligations have been paid in full, there exists no commitment by Secured Party which could give rise to any Obligations and all appropriate termination statements have been filed terminating the security interest granted Secured Party hereunder. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. In the event that Secured Party assigns this Agreement and/or its security interest in the Collateral, Secured Party shall give written notice to the Company of any such assignment and such assignment shall be binding upon and recognized by the Company (provided that failure to deliver any such written notice shall not impair, negate or otherwise adversely affect any of the Secured Party’s rights or remedies under this Agreement or any other Transaction Documents). All covenants, agreements, representations and warranties by or on behalf of the Company which are contained in this Agreement shall inure to the benefit of Secured Party, its successors and assigns. The Company may not assign this Agreement or delegate any of its rights or obligations hereunder, without the prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole and absolute discretion.

(j) Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental authority of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(k) Merger and Integration. This Agreement and the attached Schedules (if any), together with the Purchase Agreement and the other Transaction Documents, contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby and thereby, and no other agreement, statement or promise made by any party hereto or thereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein or therein shall be valid or binding.

(1) WAIVER OF JURY TRIAL. THE COMPANY HEREBY: (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY; AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE COMPANY AND SECURED PARTY MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, THE PURCHASE AGREEMENT AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS SECURITY AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE COMPANY HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. SECURED PARTY IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE COMPANY AND SECURED PARTY, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE COMPANY REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(m) Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(n) Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

(o)Termination. This Agreement and the security interests hereunder shall terminate on the date on which all Obligations have been indefeasibly paid or discharged in full (including upon conversion of the amounts due under the Note) and there are no commitments outstanding for Secured Party to advance any funds to the Company and/or Company, either under the Purchase Agreement, the Transaction Documents or any other Contract. Upon such termination, the Secured Party, at the request and at the expense of the Company, (i) will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement, (ii) duly assign, transfer and deliver to or at the direction of the Company (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (iii) execute and deliver to the Company a proper instrument or instruments acknowledging the satisfaction and termination of this Transaction Documents.

(p) Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(q) Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

(r) Time is of the Essence. The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

(s) Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

(t) Increase in Obligations. It is the intent of the parties to secure payment of the Obligations, as the amount of such Obligations may increase from time to time in accordance with the terms and provisions of the Purchase Agreement, and all of the Obligations, as so increased from time to time, shall be and are secured hereby. Upon the execution hereof, the Company shall pay any and all documentary stamp taxes and/or other charges required to be paid in connection with the execution and enforcement of the Purchase Agreement and this Agreement, and if, as and to the extent the Obligations are increased from time to time in accordance with the terms and provisions of the Note, then the Company shall immediately pay any additional documentary stamp taxes or other charges in connection therewith.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

COMPANY:

EZFILL HOLDINGS, INC.

By:
Name:	Michael McConnell
Title:	Chief Executive Officer

SECURED PARTY:

AJB Capital Investments, LLC

By:
Name:	Ari Blaine
Title:	Partner